Exhibit 4.10

SCHEDULE OF AGREEMENTS

SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS

TO AGREEMENTS INCORPORATED BY REFERENCE AS EXHIBITS 4.2, 4.3, 4.4.2, 4.5.2, 4.6.2, 4.7.2,

4.8.2 AND 4.9.2 PURSUANT TO

INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

1.    Pursuant to the terms of the Indenture dated as of April 17, 2002 among Ventas Realty, Limited Partnership and Ventas Capital Corporation (collectively, the “Issuers”), the Guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Issuers’ 8 3/4% Senior Notes due 2009 (the “2009 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2009 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P. ET Wayne Finance, L.L.C. ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC Ventas Management, LLC

April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Knoxville Nominee, LP Chippewa Nominee, LLC Chippewa Nominee, LP Dillsburg Nominee, LLC Dillsburg Nominee, LP

May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

2.    Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 3/4% Senior Notes due 2010 (the “2010 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2010 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.3 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

3.    Pursuant to the terms of the Indenture dated as of April 17, 2002 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 9% Senior Notes due 2012 (the “2012 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2012 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.4.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
June 1, 2004	ET Sub-Wayne I Limited Partnership, L.L.P. ET Wayne Finance, L.L.C. ET Wayne Finance, Inc.

December 15, 2004	Ventas Framingham, LLC Ventas Management, LLC

April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC United Rehab Realty Holding, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Chippewa Nominee, LLC Chippewa Nominee, LP Dillsburg Nominee, LLC Dillsburg Nominee, LP

May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

4.    Pursuant to the terms of the Indenture dated as of October 15, 2004 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 5/8% Senior Notes due 2014 (the “2014 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the applicable series of Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.5.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
April 4, 2005	Ventas Sun LLC Ventas Cal Sun LLC

June 7, 2005	Ventas Provident, LLC (formerly VTRP Merger Sub, LLC)

June 21, 2005

PSLT GP, LLC

PSLT OP, L.P.

PSLT-BLC Properties Holdings, LLC

Brookdale Living Communities of Arizona-EM, LLC

Brookdale Living Communities of California, LLC

Brookdale Living Communities of California-RC, LLC

Brookdale Living Communities of California-San Marcos, LLC

Brookdale Living Communities of Illinois-2960, LLC

Brookdale Living Communities of Illinois-II, LLC

BLC of California-San Marcos, L.P.

Brookdale Holdings, LLC

Brookdale Living Communities of Indiana-OL, LLC

Brookdale Living Communities of Massachusetts-RB, LLC

Brookdale Living Communities of Minnesota, LLC

Brookdale Living Communities of New York-GB, LLC

Brookdale Living Communities of Washington-PP, LLC

The Ponds of Pembroke Limited Partnership

River Oaks Partners

PSLT-ALS Properties Holdings, LLC

PSLT-ALS Properties I, LLC

September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006

VSCRE Holdings, LLC

United Rehab Realty Holding, LLC

BCC Martinsburg Realty, LLC

BCC Ontario Realty, LLC

BCC Medina Realty, LLC

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Date of Supplemental Indenture	Subsidiary Guarantor(s)

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

5.    Pursuant to the terms of the Indenture dated as of June 7, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 7 1/8% Senior Notes due 2015 (the “2015 Senior Notes”), the Issuers have executed and delivered Supplemental Indentures (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2015 Senior Notes, which Supplemental Indentures are substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.6.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
September 14, 2005	ET Sub-Woodbridge, L.P.

December 21, 2005	Ventas Finance I, Inc. Ventas Finance I, LLC Ventas Specialty I, Inc. Ventas Specialty I, LLC

November 21, 2006	VSCRE Holdings, LLC United Rehab Realty Holding, LLC BCC Martinsburg Realty, LLC BCC Ontario Realty, LLC BCC Medina Realty, LLC BCC Washington Township Realty, LLC EC Lebanon Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Dillsburg Nominee, LP

Date of Supplemental Indenture	Subsidiary Guarantor(s)
May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC
September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

6.    Pursuant to the terms of the Indenture dated as of December 9, 2005 among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 1/2% Senior Notes due 2016 (the “2016 Senior Notes”), the Issuers have executed and delivered a Supplemental Indenture (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2016 Senior Notes, which Supplemental Indenture is substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.7.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
November 21, 2006	VSCRE Holdings, LLC United Rehab Realty Holding, LLC BCC Martinsburg Realty, LLC BCC Ontario Realty, LLC BCC Medina Realty, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)

BCC Washington Township Realty, LLC

EC Lebanon Realty, LLC

EC Hamilton Place Realty, LLC

EC Timberlin Parc Realty, LLC

EC Halcyon Realty, LLC

BCC Altoona Realty, LLC

BCC Altoona Realty GP, LLC

BCC Altoona Realty, LP

BCC Reading Realty, LLC

BCC Reading Realty GP, LLC

BCC Reading Realty, LP

BCC Berwick Realty, LLC

BCC Berwick Realty GP, LLC

BCC Berwick Realty, LP

BCC Lewistown Realty, LLC

BCC Lewistown Realty GP, LLC

BCC Lewistown Realty, LP

BCC State College Realty, LLC

BCC State College Realty GP, LLC

BCC State College Realty, LP

South Beaver Holdings, LLC

BCC South Beaver Realty, LLC

Shippensburg Realty Holdings, LLC

BCC Shippensburg Realty, LLC

IPC (AP) Holding, LLC

AL (AP) Holding, LLC

Allison Park Nominee, LLC

Allison Park Nominee, LP

IPC (HCN) Holding, LLC

AL (HCN) Holding, LLC

Bloomsburg Nominee, LLC

Bloomsburg Nominee, LP

Sagamore Hills Nominee, LLC

Sagamore Hills Nominee, LP

Lebanon Nominee, LLC

Lebanon Nominee, LP

Saxonburg Nominee, LLC

Saxonburg Nominee, LP

Loyalsock Nominee, LLC

Loyalsock Nominee, LP

IPC (MT) Holding, LLC

AL (MT) Holding, LLC

Lewisburg Nominee, LLC

Lewisburg Nominee, LP

Hendersonville Nominee, LLC

Hendersonville Nominee, LP

Lima Nominee, LLC

Lima Nominee, LP

Kingsport Nominee, LLC

Kingsport Nominee, LP

Xenia Nominee, LLC

Xenia Nominee, LP

Knoxville Nominee, LLC

Knoxville Nominee, LP

Chippewa Nominee, LLC

Chippewa Nominee, LP

Dillsburg Nominee, LLC

Date of Supplemental Indenture	Subsidiary Guarantor(s)
Dillsburg Nominee, LP

May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

7.    Pursuant to the terms of the Indenture dated as of September 19, 2006, as amended by the First Supplemental Indenture dated as of September 19, 2006, among the Issuers, the Guarantors named therein and the Trustee, relating to the Issuers’ 6 3/4% Senior Notes due 2017 (the “2017 Senior Notes”), the Issuers have executed and delivered a Supplemental Indenture (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the 2017 Senior Notes, which Supplemental Indenture is substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.8.3 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC

8.    Pursuant to the terms of the Indenture dated as of December 1, 2006 among Ventas, Inc., the Guarantors named therein and the Trustee, relating to Ventas, Inc.’s 3 7/8% Convertible Senior Notes due 2011 (the “Convertible Notes”), Ventas, Inc. has executed and delivered a Supplemental Indenture (to which ElderTrust Operating Limited Partnership is a party) adding each of the subsidiaries listed in the tables below as Guarantors of the Convertible Notes, which Supplemental Indenture is substantially identical in all material respects to the agreement incorporated by reference as Exhibit 4.9.2 to this Annual Report on Form 10-K.

Date of Supplemental Indenture	Subsidiary Guarantor(s)
May 10, 2007

Ventas MOB Holdings, LLC

Ventas Nexcore Holdings, LLC

Ventas Broadway MOB, LLC

Ventas Casper Holdings, LLC

Ventas SSL Ontario III, Inc.

SZR Mississauga Inc.

Ventas SSL Lynn Valley, Inc.

SZR Markham Inc.

Ventas SSL Beacon Hill, Inc.

SZR Richmond Hill Inc.

Ventas SSL Ontario II, Inc.

Ventas Grantor Trust #2

SZR Windsor Inc.

SZR Oakville Inc.

Ventas SSL Vancouver, Inc.

Ventas of Vancouver Limited

SZR Burlington Inc.

Ventas Grantor Trust #1

Ventas SSL, Inc.

Ventas SSL Holdings, Inc.

Ventas SSL Holdings, LLC

Ventas REIT US Holdings, Inc.

SZR Willowbrook, LLC

SZR US UPREIT Three, LLC

SZR Lincoln Park, LLC

SZR North Hills, LLC

SZR Westlake Village LLC

SZR Yorba Linda, LLC

SZR Columbia, LLC

SZR Norwood, LLC

SZR Rockville, LLC

SZR San Mateo, LLC

SZR US Finance, Inc.

SZR US Investments, Inc.

October 18, 2007	Ventas University MOB, LLC

September 15, 2008	Ventas MO Holdings, LLC Ventas Center MOB, LLC Ventas Carroll MOB, LLC Ventas DASCO MOB Holdings, LLC SZR Acquisitions, LLC